Fourth Quarter 2015 EarningsNASDAQ Global Select Market: UBNK Create Your Balance

2NASDAQ: UBNK This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings. With regard to presentations compared to peer institutions, the peer companies include: BHLB, BNCL, BPFH, BRKL, CBU, CUBI, DCOM, EGBN, FCF, FFIC, INDB, KRNY, NBTB, NPBC, NWBI, PFS, SASR, STBA, TMP, TRST, WSFS Data for peers is sourced from SNL Financial LLC. NON-GAAP FINANCIAL MEASURES This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and operating earnings excluding non-recurring costs. These measures are commonly used by investors in evaluating financial condition. GAAP earnings are lower than core earnings primarily due to non- recurring conversion, balance sheet restructuring and cost cutting initiative related expenses. The efficiency ratio represents the ratio of non-interest expenses to the sum of net interest income before provision for loan losses and non-interest income, exclusive of net gain (loss) on limited partnership investments. The pre-provision net revenue to average assets ratio represents the ratio of net interest income, on a fully tax-equivalent basis, fees and other non-interest income, net of non-credit-related expenses as a percent of total average assets. The pre-provision net revenue to average equity ratio represents the ratio of net interest income, on a fully tax-equivalent basis, fees and other non-interest income, net of non-credit-related expenses as a percent of total average equity. Reconciliations are in earnings releases at www.unitedfinancialinc.com. Forward Looking Statements

3NASDAQ: UBNK Corporate Contacts William H. W. Crawford, IV Chief Executive Officer Eric R. Newell, CFA Executive Vice President, Chief Financial Officer 860-291-3722 or enewell@bankatunited.com Investor Information: Marliese L. Shaw Executive Vice President, Corporate Secretary/Investor Relations Officer 860-291-3622 or mshaw@bankatunited.com

4NASDAQ: UBNK Table of Contents Page 2016 Strategic Pillars 5 Marine Finance 6 Commercial Banking Strategy 10 Wealth Management Strategy 12 Capital Management Strategy 13 Improved Core Strength 14 2016 Forecast 15 Mortgage Banking 16 Indexed Pipelines 17 Appendix 18

5NASDAQ: UBNK 2016 Strategic Pillars • Our people are our competitive advantage. • Recruit, retain, and develop best in class for each position on the team and work as a team to deliver superior customer experience. • Become the employer of choice for the best industry talent focused on serving customers. • Risk Adjusted Return on Capital drives decision making. • In each line of business and geography where we compete we identify, quantify, develop plans, and take action to manage risk and ensure we receive an appropriate return for shareholders relative to risk. • As we grow, continue increasing diversification and granularity of balance sheet, income statement, customer segments, and geography. • Pursue excellence in everything we do such that our customers can't imagine life without us.

6NASDAQ: UBNK Marine Finance: LH-Finance Approaching a Niche Market • Focused on serving premier global marine manufacturers by helping them finance North American dealers and retail clients. • LH-Finance focus is on providing service excellence and convenience to specific niche manufacturers, dealers and retail clients. United Bank does not seek to enter mass market. • LH-Finance can leverage expertise from former Societe Generale lending team; highly experienced experts in marine finance and enjoy extensive client relationships with our target markets. • Existing United executive team has decades of consumer lending experience

7NASDAQ: UBNK Marine Finance Loan Purchase Portfolio Details • $176 million outstanding at December 31, 2015 • Average Loan Size: $186,700 • WAC: 5.78%; Yield: 5.15% • Weighted Average FICO 749 (current) • Weighted Average LTV: 76% (original); max 80% • Debt to income: 31% • Payment to income: 8.6% • Seasoning: 55 months • Concentration: FL 22%; CA 21% • Portfolio purchased from U.S. based Societe Generale subsidiary • Servicing: Existing Servicer, Portfolio Financial Servicing Company (PFSC) will continue to service purchased loans. PFSC has $32 billion under management

8NASDAQ: UBNK Marine Finance Strategy Expectations • Starting in Q1/2016 begin retail originations based on CCO approved credit criteria • Starting in Q1/2016 develop and finalize relationships with manufacturers through floor plan originations • Business line will be managed not to exceed 10% of assets • Develop retail loan distribution channel to sell production and manage balance sheet exposure • Leverage existing cross sell initiatives to provide deposit and lending services • Credit Card, Home Equity, Auto Lending • Low cost core deposits • Financial Advisory

9NASDAQ: UBNK Marine Finance Partnerships Value Creation through Partnerships

10NASDAQ: UBNK Commercial Banking Strategy • Loan Production Focus w/ Geographical Diversification • New England Commercial & Industrial (including OOCRE) • Business Banking • New England Investor CRE • Secondary Education • Franchise Lending (National Brands) • Regional Investor CRE (Mid-Atlantic) • Shared National Credits • Cash Management to Drive Low Cost Core Deposits • Continue High Single Digit Growth • Slower CRE growth • Focus on C&I driving more favorable risk adjusted return • Focus on ROE Accretive Client Relationships • Improve Speed to Market via New Origination Platform Indexed Commercial Deposit Pipeline 160 140 120 100 80 $ (M ill io ns ) 201 5Q1 201 5Q2 201 5Q3 201 5Q4 100.0 152.2 157.6 136.6

11NASDAQ: UBNK Commercial Banking Strategy • Asset quality remains exceptional through diversification, granularity, that is accretive to risk adjusted capital

12NASDAQ: UBNK Wealth Management Strategy • New Leader of UNFA • Chris Nardone, formerly ran wealth management in New England region for First Niagara. • Shifting Retail Strategy • Moving to a series 6 (premier banker) and series 7 model in our branches • Shifting focus to assets under management (ongoing revenue) versus transactional (one-time fee) • Developing more profitable relationships with greater number of products sold per client on average • More efficiently grow deposits through assisting retail clients meet their financial management and investment goals • Meaningfully Contribute Profitability in 2H 2016

13NASDAQ: UBNK Capital Management Strategy • Drive Toward Becoming a “High Performing” Bank • Return on Assets (ROA) greater than 1.0% • Return on Equity (ROE) greater than 10.0% • Grow Book Value Per Share • Prudently Leverage Capital • Continue organic origination of ROA/ROE accretive assets • Maintain excellent asset quality • Tangible Common Equity Target = 7.50% • Maintain Ability to Repurchase Shares • Announced new 2.5% stock buyback authorization • Repurchased 8.0 million shares since March 2011

14NASDAQ: UBNK Improved Core Strength

15NASDAQ: UBNK 2016 Forecast

16NASDAQ: UBNK • Expected 4Q seasonality causing drop off of originations QoQ; but 19.9% improvement YoY • 58% of residential mortgage volume was for home purchases in full year 2015 • 35% of residential mortgage volume was ARMs in full year 2015 Mortgage Banking

17NASDAQ: UBNK Indexed Pipeline Metrics

18NASDAQ: UBNK APPENDIX

Balance Sheet Trends

Balance Sheet ($ in thousands)	4Q2015	3Q2015	2Q2015	1Q2015	4Q2014	QoQ 4Q15 vs 3Q15 $ Change	QoQ 4Q15 vs 3Q15 % Change	YoY 4Q15 vs 4Q14 $ Change	YoY 4Q15 vs 4Q14 % Change
ASSETS									
Cash and cash equivalents	$ 95,176	$ 98,310	$ 84,525	$ 89,361	$ 86,952	$ (3,134)	(3.2)%	$ 8,224	9.5%
Securities	1,073,734	1,095,108	1,076,919	1,109,433	1,068,379	(21,374)	(2.0)	5,355	0.5
Loans Held for Sale	10,136	13,511	28,017	13,002	8,220	(3,375)	(25.0)	1,916	23.3
1-4 Family Residential	1,179,915	1,190,745	1,167,830	1,123,355	1,075,798	(10,830)	(0.9)	104,117	9.7
Home Equity	431,282	335,220	333,983	331,206	337,941	96,062	28.7	93,341	27.6
Consumer	233,064	5,236	5,206	5,155	5,752	227,828	4,351.2	227,312	3,951.9
Residential Construction	41,084	33,648	24,306	17,840	13,258	7,436	22.1	27,826	209.9
Investor CRE	1,673,248	1,580,848	1,458,229	1,390,701	1,341,350	92,400	5.8	331,898	24.7
Owner occupied CRE	322,084	340,047	305,522	301,176	337,586	(17,963)	(5.3)	(15,502)	(4.6)
Commercial Business	603,332	576,899	634,529	603,761	613,596	26,433	4.6	(10,264)	(1.7)
Commercial Construction (ADC)	129,922	146,975	142,462	131,539	172,585	(17,053)	(11.6)	(42,663)	(24.7)
Loans - net	4,587,062	4,185,032	4,048,770	3,884,067	3,877,063	402,030	9.6	709,999	18.3
Deferred tax asset, net	33,094	31,554	31,822	29,956	33,833	1,540	4.9	(739)	(2.2)
Premises and equipment, net	54,779	55,919	57,131	57,718	57,665	(1,140)	(2.0)	(2,886)	(5.0)
Intangible Assets	122,787	123,220	123,637	124,053	124,542	(433)	(0.4)	(1,755)	(1.4)
Cash surrender value of BOLI	125,101	125,186	124,287	123,456	122,622	(85)	(0.1)	2,479	2.0
OREO	755	258	227	1,711	2,239	497	192.6	(1,484)	(66.3)
Other Assets*	125,917	114,924	105,355	98,393	95,294	10,993	9.6	30,623	32.1
Total Assets	$ 6,228,541	$5,843,022	$5,680,690	$5,531,150	$5,476,809	$ 385,519	6.6 %	$ 751,732	13.7%

LIABILITIES AND STOCKHOLDERS' EQUITY	4Q2015	3Q2015	2Q2015	1Q2015	4Q2014	QoQ 4Q15 vs 3Q15 $ Change	QoQ 4Q15 vs 3Q15 % Change	YoY 4Q15 vs 4Q14 $ Change	YoY 4Q15 vs 4Q14 % Change
Liabilities:									
Deposits:									
Non-interest-bearing	$ 672,008	$ 622,535	$ 610,279	$ 598,157	$ 602,359	$ 49,473	7.9 %	$ 69,649	11.6%
Interest-bearing	3,765,063	3,640,436	3,571,972	3,558,958	3,432,952	124,627	3.4	332,111	9.7
Total Deposits	4,437,071	4,262,971	4,182,251	4,157,115	4,035,311	174,100	4.1	401,760	10.0
Mortgagors' and investor escrow accounts	13,526	8,108	15,168	8,815	13,004	5,418	66.8	522	4.0
FHLB advances and other borrowings	1,099,020	893,865	825,963	707,318	777,314	205,155	23.0	321,706	41.4
Accrued expenses and other liabilities	53,403	56,626	45,313	47,779	48,772	(3,223)	(5.7)	4,631	9.5
Total liabilities	5,603,020	5,221,570	5,068,695	4,921,027	4,874,401	381,450	7.3	728,619	14.9
Total stockholders' equity	625,521	621,452	611,995	610,123	602,408	4,069	0.7	23,113	3.8
Total liabilities and stockholders' equity	$ 6,228,541	$5,843,022	$5,680,690	$5,531,150	$5,476,809	$ 385,519	6.6 %	$ 751,732	13.7%

*Other assets include FHLBB stock (at cost), accrued interest receivable, in addition to other assets united financial bancorp, inc.
NASDAQ: UBNK
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20NASDAQ: UBNK Loan Portfolio

21NASDAQ: UBNK Investment Portfolio Portfolio Stats ($ in millions) 2015Q4 2015Q3 Market Value 1,074 1,095 Yield 2.93% 2.92% Average Rating AA AA MBS Portfolio 585 602 Total Portfolio Duration (years) 3.3 3.3 Summary of Quarterly Securities Purchases 2015Q4 2015Q3 Average Yield 3.06% 3.39% Average Rating AA AA Total Securities/Assets (%) 25.0 20.0 15.0 10.0 5.0 201 3Q 1 201 3Q 2 201 3Q 3 201 3Q 4 201 4Q 1 201 4Q 2 201 4Q 3 201 4Q 4 201 5Q 1 201 5Q 2 201 5Q 3 201 5Q 4 15.4 16.3 17.3 18.2 19.3 18.8 19.4 19.5% 20.1% 19.0% 18.7% 17.2% Investment Portfolio Summary (Total) Dec 31, 2015 Corp Debt: 6% Agency CMO: 26% Gov't Agency: 1% Agency CCMO: 12% Agency CMBS: 2%CLO: 14% SBA: 1% Muni: 20% FFELP: 1% Agency MBS: 14% Preferred: 4%

22NASDAQ: UBNK Asset Quality ($ in thousands, except percentage data) 2015Q4 2015Q3 2015Q2 2015Q1 2014Q4 Non-accrual loans $ 32,191 $ 32,240 $ 30,028 $ 30,631 $ 28,558 TDR - non-accruing 5,611 4,605 5,346 5,034 3,800 Total non-performing loans 37,802 36,845 35,374 35,665 32,358 OREO 755 258 227 1,711 2,239 Total non-performing assets $ 38,557 $ 37,103 $ 35,601 $ 37,376 $ 34,597 NPLs to total loans 0.82% 0.88% 0.87% 0.91% 0.83% NPAs to total assets 0.62% 0.63% 0.63% 0.68% 0.63% Net charge offs 724 1,276 904 1,022 1,828 Annualized NCOs to average loans 0.07% 0.12% 0.09% 0.10% 0.19% Allowance for loan losses to non-performing loans 89.64% 83.68% 81.57% 70.93% 76.67% Allowance for loan losses to total loans 0.73% 0.73% 0.71% 0.65% 0.64% Provision for loan losses (annualized)/Average Loans 0.35% 0.31% 0.45% 0.15% 0.45%

Peer Group - Total Assets $4-$10 Billion

Institution Name	Ticker	Exchange	State	City	Total Assets ($ thousands)	Market Cap ($ millions)	Dividend Yield (%) *	Price/ Tangible Book (%)*	Price / LTM EPS (x)*	Price / Median EPS Estimates (x) *	TCE/TA (%)
United Financial Bancorp, Inc.	**UBNK**	**NASDAQ**	**CT**	**Glastonbury**	**6,228,541**	**643.2**	**3.42**	**127.9**	**15.5**	**12.0**	**8.66**
Peer Group:											
National Penn Bancshares, Inc.	NPBC	NASDAQ	PA	Allentown	9,587,459	1,648.3	3.57	203.8	16.4	15.6	8.90
Northwest Bancshares, Inc.	NWBI	NASDAQ	PA	Warren	8,934,908	1,322.4	4.11	153.0	20.0	18.1	11.58
Provident Financial Services, Inc.	PFS	NYSE	NJ	Iselin	8,858,588	1,274.9	3.13	174.3	15.0	15.0	8.84
NBT Bancorp Inc.	NBTB	NASDAQ	NY	Norwich	8,161,562	1,163.4	3.08	202.1	16.3	16.2	7.63
Community Bank System, Inc.	CBU	NYSE	NY	De Witt	7,997,166	1,524.7	3.03	248.0	17.5	17.1	8.17
Berkshire Hills Bancorp, Inc.	BHLB	NYSE	MA	Pittsfield	7,804,488	852.3	2.58	165.3	17.6	13.7	7.04
Customers Bancorp, Inc.	CUBI	NYSE	PA	Wyomissing	7,599,471	690.9	—	152.8	14.7	14.2	6.10
Boston Private Financial Holdings, Inc.	BPFH	NASDAQ	MA	Boston	7,180,528	978.7	3.09	188.5	16.2	14.5	7.13
Independent Bank Corp.	INDB	NASDAQ	MA	Rockland	7,135,489	1,208.4	2.19	223.5	19.2	16.6	7.58
First Commonwealth Financial Corporation	FCF	NYSE	PA	Indiana	6,384,749	808.7	3.09	144.0	17.1	14.9	8.91
S&T Bancorp, Inc.	STBA	NASDAQ	PA	Indiana	6,215,338	1,135.6	2.34	219.4	15.7	15.2	8.10
Eagle Bancorp, Inc.	EGBN	NASDAQ	MD	Bethesda	5,888,958	1,520	—	278.7	21.6	20.4	10.34
Brookline Bancorp, Inc.	BRKL	NASDAQ	MA	Boston	5,839,529	718.8	3.04	158.5	16.9	16.4	8.94
Tompkins Financial Corporation	TMP	NYSE	NY	Ithaca	5,594,718	795.4	2.99	203.1	14.8	15.7	7.48
Flushing Financial Corporation	FFIC	NASDAQ	NY	Uniondale	5,502,075	577.2	2.91	137.1	13.8	14.6	8.35
WSFS Financial Corporation	WSFS	NASDAQ	DE	Wilmington	5,067,942	789.2	0.46	197.1	17.7	16.5	8.84
Dime Community Bancshares, Inc.	DCO	NASDAQ	NY	Brooklyn	4,832,492	628.5	3.2	151.9	13.9	14.2	9.20
Beneficial Bancorp, Inc.	BNCL	NASDAQ	PA	Philadelphia	4,728,164	1,098.3	—	112.0	46.8	43.0	21.14
TrustCo Bank Corp NY	TRST	NASDAQ	NY	Glenville	4,725,817	555.7	4.28	141.9	13.7	14.0	8.48
Sandy Spring Bancorp, Inc.	SASR	NASDAQ	MD	Olney	4,611,034	639.4	3.19	149.9	16.0	14.3	9.82
Kearny Financial Corp.	KRNY	NASDAQ	NJ	Fairfield	4,301,941	1,072.8	0.16	112.4	229.5	74.5	25.63
Average					**6,521,544**	**1,000.2**	**2.40**	**177.0**	**28.1**	**19.7**	**9.91**
Median					**6,215,388**	**978.7**	**3.03**	**165.3**	**16.7**	**16.4**	**8.96**

Source: SNL Financial.

*Dividend Yield, Price / Tangible Book, Price / LTM EPS and Price / Median EPS Estimates calculated using 12/31/2015 closing prices

**Peer Financial data as of 9/30/2015. UBNK Financial data as of 12/31/2015 united financial bancorp, inc.

NASDAQ: UBNK

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24NASDAQ: UBNK Management Team and Ownership • William H.W. Crawford, IV owns 529,872 shares of stock and options. • UBNK management owns 1,226,313 shares of stock and options. • UBNK and United Bank Directors own 1,149,637 shares of stock and options.

Non-GAAP Reconciliation

	Three Months Ended				
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Net income	$ 9,902	$ 13,381	$ 13,332	$ 13,025	$ 1,421
Adjustments:					
Net interest income	(1,617)	(4,092)	(3,512)	(3,432)	(3,421)
Non-interest income	(519)	59	(360)	(338)	729
Non-interest expense	3,586	244	454	486	12,513
Income tax (benefit) expense	(65)	1,326	1,196	1,152	(2,926)
Net adjustment	1,385	(2,463)	(2,222)	(2,132)	6,895
Total operating net income	$ 11,287	$ 10,918	$ 11,110	$ 10,893	$ 8,316
Total net interest income	$ 40,693	$ 41,643	$ 40,903	$ 41,343	$ 41,892
Adjustments:					
Impact from purchase accounting fair value marks:					
Accretion of loan mark	(718)	(2,787)	(2,194)	(1,871)	(1,543)
Accretion of deposit mark	444	841	845	1,079	1,276
Accretion of borrowings mark	455	464	473	482	602
Net adjustment	(1,617)	(4,092)	(3,512)	(3,432)	(3,421)
Total operating net interest income	$ 39,076	$ 37,551	$ 37,391	$ 37,911	$ 38,471
Total non-interest income	$ 8,464	$ 7,818	$ 9,371	$ 6,835	$ 3,001
Adjustments:					
Net (loss) gain on sales of securities	(300)	59	(360)	(338)	59
Loss on fixed assets - branch optimization	—	—	—	—	670
BOLI claim benefit	(219)	—	—	—	—
Net adjustment	(519)	59	(360)	(338)	729
Total operating non-interest income	7,945	7,877	9,011	6,497	3,730
Total operating net interest income	39,076	37,551	37,391	37,911	38,471
Total operating revenue	$ 47,021	$ 45,428	$ 46,402	$ 44,408	$ 42,201

united financial bancorp, inc.
NASDAQ: UBNK
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Non-GAAP Reconciliation (cont.)

	Three Months Ended				
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Total non-interest expense	$ 35,306	$ 31,876	$ 30,357	$ 30,657	$ 45,076
Adjustments:					
Merger related expense	(1,575)	—	—	—	(10,136)
Core deposit intangible amortization expense	(433)	(433)	(449)	(481)	(481)
Loan portfolio acquisition fees	(1,572)	—	—	—	—
Effect of branch lease termination agreement	—	195	—	—	(1,888)
Amortization of fixed asset fair value mark	(6)	(6)	(5)	(5)	(8)
Net adjustment	(3,586)	(244)	(454)	(486)	(12,513)
Total operating expense	$ 31,720	$ 31,632	$ 29,903	$ 30,171	$ 32,563
Total loans	$ 4,613,931	$ 4,209,618	$ 4,072,067	$ 3,904,733	$ 3,897,866
Non-covered loans (1)	(1,448,435)	(1,255,618)	(1,356,259)	(1,510,264)	(1,658,594)
Total covered loans	$ 3,165,496	$ 2,954,000	$ 2,715,808	$ 2,394,469	$ 2,239,272
Allowance for loan losses	$ 33,887	$ 30,832	$ 28,856	$ 25,297	$ 24,809
Allowance for loan losses to total loans	0.73%	0.73%	0.71%	0.65%	0.64%
Allowance for loan losses to total covered loans	1.07%	1.04%	1.06%	1.06%	1.11%

(1) As required by GAAP, the Company recorded at fair value the loans acquired in the legacy United transactions. These loans carry no allowance for loan losses for the periods reflected above.

united financial bancorp, inc.

NASDAQ: UBNK

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